Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
It is the Compensation Committee’s general practice to approve equity awards with a future effective date, usually the 15th (or the next succeeding trading day) of a month following the approval, with annual equity grants approved in February and made in May. The Company believes that this time period between the approval and effectiveness of an equity grant means that the Compensation Committee is unable to know or estimate the trading price of the Company’s common stock on the effective date of grant. As a result, the Compensation Committee has not, to date, thought it necessary to adopt a policy of timing the approval or effectiveness of equity awards to specific dates following the release of financial results or other material information.

Award Timing Method	It is the Compensation Committee’s general practice to approve equity awards with a future effective date, usually the 15th (or the next succeeding trading day) of a month following the approval, with annual equity grants approved in February and made in May. The Company believes that this time period between the approval and effectiveness of an equity grant means that the Compensation Committee is unable to know or estimate the trading price of the Company’s common stock on the effective date of grant.
Award Timing Predetermined	true
MNPI Disclosure Timed for Compensation Value	false